SERVICES AGREEMENT

     This Business Consulting and Services Agreement (hereinafter "Agreement") is made and entered into this 20th day of January, 2006, by and between World Energy Solutions, Inc., a Florida corporation, having its principal place of business at 3900-A 31st Street North, St. Petersburg, FL 33714 (hereinafter "Principal") and Nancy W. Hunt, Esquire (hereinafter "Consultant").

                                    RECITALS

     WHEREAS, Consultant is in the business of providing corporate advisory and business consulting services with respect to real estate acquisitions and desires to provide such services to Principal pursuant to the terms and conditions of this Agreement; and

     WHEREAS, the Consultant wishes to provide the Principal with consulting services as described below; and

     WHEREAS, Principal desires to engage the services of Consultant to perform such business consulting and advisory services as set forth herein below, is in need of such services, and is able to pay for same, in furtherance of expanding and developing Principal's business.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valid consideration, the adequacy and receipt of which is hereby acknowledged, the parties agree to be legally bound as follows:

     1. Recitals. The recitals set forth above are true and correct, and are incorporated herein by reference.

     2. Engagement. Principal hereby engages Consultant to render the consulting and advisory services set forth in Paragraph 3 of this Agreement. Consultant hereby accepts the engagement and agrees to use its best efforts to perform the duties and services on behalf of Principal.

     3. Nature of Services and Duties. Consultant shall make herself available to consult with Principal concerning the location and acquisition of desirable real estate and/or office space for the relocation of Principal's corporate headquarters and in furtherance of Principal's business activities, including, generally, all issues of concern or import in the ongoing growth, development and related business affairs of the Principal as may be brought to the attention of Consultant by Principal. Consultant shall provide services in an ongoing manner in the following business areas:

          a. Financial and consulting advice with respect to an analysis of the ongoing business of the Principal that relate to real estate acquisition and title issues;

          b. Assistance to the Principal in negotiation of the terms and conditions of any necessary real estate agreements, including but not limited to matters involving brokering arrangements if any, strategic planning, development of mergers, affiliations, conglomerations, and other such business ventures as may be contemplated between Principal and other entities; and

          c. Submit to the Principal, when requested, written reports of the status of Consultant's efforts under this Agreement;

     4. Representations of Principal.

          a. This Agreement has been duly authorized, and executed by Principal. This Agreement constitutes the valid, legal and binding obligation of Principal, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally;

          b. The consummation of the transactions contemplated hereby will not result in any breach of the terms, or conditions, or constitute a default under any agreement, or other instrument to which Principal is a party, or violate any order, applicable to Principal, of any court or federal or state regulatory body, or administrative agency having jurisdiction over Principal, or over any of its property;

          c. Principal agrees to provide Consultant such financial, business and other material and information about Principal, its products, services, contracts, litigation, patents, trademarks and other business matters which Consultant may request and any additional information which Consultant considers to be important material for the completion of this Agreement;

          d. Principal will cooperate fully with Consultant in executing the responsibilities required under this Agreement so that Consultant may fulfill its responsibilities in a timely manner;

          e. Principal is a corporation duly organized and existing under the laws of the State of Florida and is in good standing with the jurisdiction of its incorporation and in each state where it is required to be qualified to do business;

     5. Representations by Consultant.

          a. Consultant represents,  warrants and covenants that Consultant will
     cooperate  in  a  prompt  and  professional  manner  with  Principal,   its
     attorneys, accountants and agents in the performance of this Agreement;

          b. This Agreement has been duly authorized, executed and delivered by Consultant. This Agreement constitutes the valid, legal and binding obligation of Consultant, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally; and

          c. The Consultant has the resources, time and personnel to provide the consulting services required hereunder on a timely basis.

     6. Term of the Agreement.

          a. General. This Agreement, including all of its terms and conditions, shall be in full force and effect as of the date hereof through and including that period which ends twelve (12) full months from the date of this Agreement. The Principal and the Consultant shall each have the right to terminate this Agreement in the event of the bankruptcy, insolvency, or assignment for the benefit of creditors of the other party.

          b. Termination by Consultant. The Consultant shall have the right to terminate this Agreement if the Principal is in breach of the terms of this Agreement, including without limitation its responsibilities for compensation to the Consultant as set forth in this Agreement after Consultant provides written notice to Principal of such breach and Principal fails to cure such breach within fifteen (15) days of its receipt of such notice or, if such breach is not reasonably curable in fifteen (15) days, has not exercised diligent and good faith efforts to cure such breach within said fifteen (15) day period.

          c. Termination by Principal. The Principal shall have the right to terminate this Agreement if the Consultant is in breach of the terms of this Agreement after Principal provides written notice of such breach to Consultant and Consultant fails to cure such breach within fifteen (15) days of its receipt of such notice or, if such breach is not reasonably curable in fifteen (15) days, has not exercised diligent and good faith efforts to cure such breach within said fifteen (15) day period.

          d. Payment of Compensation Upon Termination. The obligations of the Principal to pay unpaid compensation (such as under Section 9.b) to the Consultant, as the case may be, shall survive any termination for cause attributable to Principal or upon expiration of this Agreement. Principal shall have no obligation to pay any unpaid compensation following termination by Principal as a result of an uncured breach by Consultant.

     7. Costs, Expenses and Assistance of Consultant. Consultant, subject to approval in writing of the Principal, where necessary and reasonable, may seek out and utilize the assistance and services of other persons, companies, or firms to properly perform the duties and obligations required under this Agreement, and Consultant shall be directly reimbursed by Principal for such assistance. Notwithstanding the above, all costs and expenses reasonably incurred by Consultant in pursuit of services provided to Principal hereunder shall be approved by Principal and shall be chargeable directly to Principal via monthly invoices of Consultant. No individual cost item in the amount of One Hundred and 00/100 ($100.00) or greater shall be incurred by Consultant without prior consent of Principal, and in no event shall Principal be required to reimburse Consultant for any such cost item that has not been pre-approved by Principal.

     8. Compensation to Consultant.

          a. Consulting Fee. In consideration for the efforts of the Consultant on behalf of the Principal, the Principal shall tender to Consultant a consulting fee consisting of 100,000 shares of Principal's common stock to be registered with the United States Securities and Exchange Commission on Form S-8. Thereafter, Principal shall pay to Consultant, as cash compensation for all such services provided pursuant to Paragraph 3 herein above, and for other services reasonably related to such matters as authorized by Principal, a fair and reasonable compensation for all services provided.

               (i) The parties may agree that on individual projects it is advisable to compensate consultant on a flat-fee basis. Consultant will be paid a reasonable amount for services rendered, and the Parties must agree, in writing, to the terms, conditions, and amounts relating to any engagement on a flat-fee basis.

               (ii) With regard to the methods of compensation as set forth in paragraphs above, the parties shall agree, in writing, as to which method or several methods will be utilized in connection with the engagement referenced herein and such memorialization shall be appended to this Agreement as such compensation arrangements are agreed upon.

          b. U.S. Dollars. Throughout this Agreement, all dollar figures expressed represent United States dollars.

     9. Relationship of Parties. The parties hereby acknowledge the Consultant is an independent contractor of Principal and is not authorized to act on behalf of Principal as its agent, except as may be specifically agreed otherwise. Consultant shall have full control over the manner in which its services are rendered hereunder. Nothing in this Agreement or the course of conduct between the parties shall be deemed to constitute an employment, agency, joint venture, partnership or any other type of relationship between the parties other than the independent contractor status established hereby. Consultant shall not have the right or power to bind Principal to any contracts or agreements with any third party, nor shall Consultant have the right or power to direct any operations of the Principal not authorized specifically by Principal. The relationship created by this Agreement is that of a contract for services.

     10. Limited Liability; Indemnification. With regard to services to be performed by Consultant pursuant to the terms of this Agreement, Consultant shall not be liable to the Principal, nor to any one who may claim any right due to any relationship with the Principal, for any acts or omissions in the performance of services on the part of the Consultant or on the part of the agents or employees of the Consultant, except when said acts or omissions of the Consultant are due to its willfulness or intentional misconduct. Principal shall defend, indemnify and hold Consultant and her assigns, attorneys, accountants, employees, officers, and directors harmless from and against all losses, liabilities, judgments, damages, claims, demands, actions, proceedings, suits, costs, and expenses, presently or in the future, arising from or pertaining to the services rendered to the Principal pursuant to this Agreement, except when the same shall arise due to the willful misconduct of culpable negligence of Consultant.

     11. Non-exclusivity of Agreement. Principal acknowledges and agrees that Consultant provides ongoing consulting services to a variety of clientele, and Consultant shall not, by the terms of this Agreement, be bound, prevented or barred in anyway from rendering services of the same nature as contemplated herein to existing and future clientele.

     12. Waiver, Modification and Cancellation; Writing Required. This Agreement may not be modified, amended or canceled except by a mutual agreement by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

     13. Severability. The invalidity or unenforceability of any particular provisions hereof shall not affect the remaining portions or provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     14. Attorneys Fees. In the event it becomes necessary for either party herein to seek legal means to interpret or enforce the terms of this Agreement, the non-prevailing party shall be liable to the prevailing party for all reasonable attorney fees, attorney fees on appeal, travel expenses, deposition costs, expert witness expenses and fees, and any other costs of whatever nature and reason necessarily incurred by the prevailing party incident to the prosecution or defense of any action arising from or related to the subject matter of this Agreement, plus costs in all proceedings, trials and appeals. Notwithstanding the preceding sentence, and in no way limiting the scope or application of same, Principal shall be liable to Consultant for any fees, Attorney fees, costs, and related expenses incurred as a result of Consultant's collection activities concerning compensation due and owing pursuant to the terms of this Agreement, whether or not litigation is initiated.

     15. Governing Law and Venue. This Agreement and all transactions contemplated by this Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Florida without regard to any conflicts of laws, statutes, rules, regulations or ordinances. The Parties agree that venue regarding any and all disputes arising from this Agreement and any and all other disputes between the Parties shall be in the United States District Court for the Middle District of Florida, Tampa Division or the Circuit Court in and for Pinellas County, Florida, St. Petersburg Division and the Parties consent and voluntarily submit to personal jurisdiction of such courts over them.

     16. Arbitration. Notwithstanding the foregoing venue and jurisdiction provisions, the Parties agree that any and all controversies and disputes between them, arising from this Agreement or regarding any other matter whatsoever shall be submitted to arbitration before the American Arbitration Association, utilizing its Commercial Rules. Any arbitration action brought pursuant to this section shall be heard in St. Petersburg, Pinellas County, Florida. The United States District Court for the Middle District of Florida, Tampa Division and the Circuit Court in and for Pinellas County, Florida, St. Petersburg Division, shall have concurrent jurisdiction with any arbitration panel for the purpose of entering temporary and permanent injunctive relief.

     17. Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the matters contemplated hereby, and this Agreement supercedes any and all prior understandings and written and oral agreements between the parties with respect to the subject matter hereof.

     18. Binding Effect; Successors and/or Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and any successors, grantees and/or assigns, whether resulting from a merger, acquisition, recapitalization, asset purchase or otherwise, and the parties' legal representatives and affiliates. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

     19. Authority to Enter into Agreement. The individuals executing this Agreement on behalf of Principal and Consultant represent that they are duly authorized by their respective entities to enter into said Agreement, and that their acts are binding upon the entities which they represent.

     20. Notices. Any notice, request, demand, or other communication given pursuant to the terms of this Agreement shall be deemed given upon delivery, if hand delivered or sent via facsimile, or forty eight (48) hours after deposit with a courier for overnight delivery, correctly addressed to the addresses of the parties indicated below or at such other address as such party shall in writing have advised the other party.

If to the Principal:

       Benjamin C. Croxton, President           Copy to:
       World Energy  Solutions,  Inc.           Clifford J. Hunt, Esquire
       3900-A 31st Street North                 Kiefner & Hunt, P.A.
       St. Petersburg, FL 33714                 146 Second Street North, Ste 300
       (727) 525-5552                           St. Petersburg, FL 33701
       (727) 526-2990 (fax)

If to Consultant:

       Ms. Nancy W. Hunt                        Copy to:
       5415 Bates Street
       Seminole, FL 33772
       Telephone: (727) 688-7373


     21. Nondisclosure. Unless directed by a government agency, responsible regulatory agency, or a court of competent jurisdiction over the parties, each party hereto agrees to keep the terms of this Agreement and the transactions contemplated hereby as confidential and shall not disclose such information to any third party, other than professional advisors utilized to negotiate and consummate the transactions contemplated hereby. Consultant further agrees to keep the proprietary business information and/or confidential business information of the Principal confidential, including, but not limited to, its customer and prospective customer list, its vendors, strategic partners and business alliances and not to disclose, use or allow the use of such information, without the prior written consent of the Principal.

     22. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.

     23. Counterparts. This Agreement may be executed in one or more counterparts and via facsimile signatures, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

                                      WORLD ENERGY SOLUTIONS, INC.

                                      /s/ Benjamin C. Croxton
                                      ------------------------------------------
                                      Benjamin C. Croxton, President

                                      /s/ Nancy W. Hunt
                                      ------------------------------------------
                                      Nancy W. Hunt, Esquire